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                                                                [EXECUTION COPY]
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                       FIRST BRANDS FUNDING MASTER TRUST

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                          SECOND AMENDED AND RESTATED
                    LETTER OF CREDIT REIMBURSEMENT AGREEMENT

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                           DATED AS OF APRIL 22, 1996

                           AMENDING AND RESTATING THE
                              AMENDED AND RESTATED
                   LETTER OF CREDIT REIMBURSEMENT AGREEMENT,
                          DATED AS OF DECEMBER 2, 1993

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                          SECOND AMENDED AND RESTATED
                    LETTER OF CREDIT REIMBURSEMENT AGREEMENT

     Second Amended and Restated Letter of Credit REIMBURSEMENT AGREEMENT, dated as of April 22, 1996, among Credit Suisse, a Swiss banking corporation acting through its New York Branch (the 'LOC Issuer'), FIRST BRANDS FUNDING INC (the 'Transferor') , FIRST BRANDS CORPORATION (the 'Servicer') and FIRST BRANDS
FUNDING MASTER TRUST (the 'Trust'), a trust formed under the Pooling and Servicing Agreement and the Variable Funding Supplement thereto (the 'Supplement'), each dated May 21, 1992 (together, the 'Pooling and Servicing Agreement') among the Transferor, the Servicer and Chemical Bank, as Trustee (the 'Trustee'), which amends and restates the Amended and Restated Letter of Credit Reimbursement Agreement originally dated as of December 2, 1993 (the 'Original Reimbursement Agreement').

                                  WITNESSETH:

     WHEREAS, the Servicer, the Transferor and the Trustee have entered into the Pooling and Servicing Agreement in order to issue the Variable Funding Certificate;

     WHEREAS, the Servicer, the Transferor and the Trustee have requested the LOC Issuer to issue the LOC substantially in the form of Exhibit A hereto to replace the letter of credit (the 'Original LOC') originally issued by Westdeutsche Landesbank Girozentrale ('WLB') in support of the Variable Funding Certificate;

     WHEREAS, WLB, as issuer of the Original LOC, has assigned to the LOC Issuer all of its rights and benefits under the Original Reimbursement Agreement and the other Loan Documents occurring on and after the date hereof.

     WHEREAS, the LOC Issuer, the Transferor, the Servicer and the Trust, acting through the Trustee, desire to amend and restate the Original Reimbursement Agreement as set forth below, and the LOC Issuer is willing to issue the LOC on the terms and conditions herein contained;

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.01 Definitions. As used in this Letter of Credit Reimbursement Agreement and unless the context requires a different meaning, capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in Annex X hereto which is incorporated by reference herein and shall include in the singular number the plural and in the plural number the singular.

     'Agreement' shall mean this Second Amended and Restated Letter of Credit Reimbursement Agreement as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

     'Replacement Date' shall mean the date on which the LOC is issued by the LOC Issuer pursuant to this Agreement in replacement of the original LOC.

                                   ARTICLE II
                   ISSUANCE OF LOC; REIMBURSEMENT OBLIGATION

     SECTION 2.01 Issuance of LOC: Substitute LOCs; Extensions of the LOC. (a) The LOC Issuer hereby agrees, on the terms and subject to the conditions hereinafter set forth, to issue to the Trustee for the benefit of the Holder of the Variable Funding Certificate, on the Replacement Date its irrevocable letter of credit (including any letter of credit issued by the LOC Issuer in replacement thereof and as such letter of credit may be supplemented, amended, or modified from time to time, the 'LOC') in the form of Exhibit A hereto, completed in accordance with such form and the terms of this Section 2.01. The LOC shall be dated its date of issuance and shall be issued by the LOC Issuer in an initial stated amount equal to $10,000,000 (the 'LOC Commitment') on the date of issuance for a term expiring on May 30, 1997, subject to extension as set forth in Section 2.01(c) (the 'LOC Expiration

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Date')  and early termination as set forth in the LOC and shall be applicable to draws required under Section 4.05 of the Pooling and Servicing Agreement with respect to the Variable Funding Certificate and Section 4.10 of the Pooling and Servicing Agreement with respect to the Variable Funding Certificate.

     (b) Promptly following the appointment and qualification of any successor to the Trustee in accordance with the terms of the Pooling and Servicing Agreement, the LOC Issuer shall deliver to such successor trustee, in exchange for the outstanding LOC held by the predecessor Trustee, a substitute letter of credit substantially in the form of Exhibit A hereto, having terms identical to the then outstanding LOC but in favor of such successor trustee.

     (c) The Transferor may request the LOC Issuer to extend the LOC Expiration Date for a period of one additional year. Within 90 days after receipt of any notice from the Servicer under this Section 2.01(c), the LOC Issuer shall notify the Transferor and the Trustee whether or not it agrees to extend the LOC Expiration Date. If the LOC Issuer elects, in its sole discretion to extend the LOC Expiration Date, the LOC Expiration Date shall be extended for one additional year and the LOC Issuer shall either (i) issue to the Trustee in exchange for the then outstanding LOC a substitute letter of credit having terms identical to those of the then outstanding LOC but expiring on the LOC Expiration Date, as so extended, or (ii) deliver to the Trustee an amendment to the then outstanding LOC to reflect such extension of the LOC Expiration Date. If the LOC Issuer decides not to extend the Expiration Date, the Transferor may obtain and deliver to the Trustee a replacement letter of credit or written notification that other arrangements acceptable to the Rating Agencies have been obtained to replace the expiring LOC. In the event that the Trustee has not received an amendment to extend the LOC Expiration Date as provided in this Section or a replacement letter of credit or other arrangement in lieu of a replacement letter of credit which each Rating Agency confirms would not cause a reduction or withdrawal of the then current rating of the Commercial Paper and which is acceptable to the Required Banks on or prior to the 90th day preceding the LOC Expiration Date, the LOC Issuer or the Trustee shall give notice to such effect to the Transferor and the Servicer that an Event of Termination under
Section 9.02 of the Pooling and Servicing Agreement has occurred, and in such event the LOC Expiration Date shall be extended by the LOC Issuer until thirteen months after such LOC Expiration Date and in such event, the LOC Issuer shall deliver either a substitute letter of credit in exchange for the then outstanding LOC which expires on the LOC Expiration Date or an amendment to the then outstanding LOC to reflect such extension of the LOC Expiration Date; provided, however, that in any event the LOC Expiration Date shall occur no later than the date on which the Variable Funding Certificate has been paid in full or the Trust has been terminated.

     SECTION  2.02 LOC  Draws. (a) Pursuant  to Section 4.05(a),  (c), (d), (g),
(k), (m) or (n) of the Pooling and Servicing Agreement, at or before 4:00 p.m. (New York City time) on the Business Day immediately preceding the applicable Payment Date on which a draw is to be made, the Trustee has agreed in the Pooling and Servicing Agreement to make a drawing under the LOC in the amount identified in such Servicer's instructions with respect to the Variable Funding Certificate by delivering to the LOC Issuer a duly completed drawing certificate (a 'Drawing Certificate') in the form attached as Annex I to the LOC. Upon receipt of a duly completed Drawing Certificate from the Trustee by 4:00 p.m. New York City time, the LOC Issuer shall make a payment to the Trustee by 9:30 a.m. (New York City time) on the Business Day succeeding the day of such drawing, and the Trustee has agreed in the Pooling and Servicing Agreement to pay to the Holder of the Variable Funding Certificate pursuant to Section 4.05(a), (c), (d), (g), (k), (m) or (n) of the Pooling and Servicing Agreement the amount received from the LOC Issuer in respect of such drawing.

     (b) The LOC Issuer shall, promptly following its receipt thereof, examine all documents purporting to represent a demand by the Trustee for an LOC Disbursement to ascertain that the same appear on their face to be in conformity with the terms and conditions of the LOC. If, after examination, the LOC Issuer shall have determined that a demand for an LOC Disbursement does not conform to the terms and conditions of the LOC, then the LOC Issuer shall give prompt notice to the Transferor and the Trustee to the effect that the demand was not in accordance with the terms and conditions of the LOC, stating the reasons therefor and that the relevant documents are being held at the disposal of the Trustee or are being returned to the Trustee, as the LOC Issuer may elect. The Trustee may attempt to

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correct  any such non-conforming demand  for payment under the  LOC on or before the LOC Expiration Date.

     (c) It is understood and agreed that in making any payment under the LOC, the LOC Issuer's exclusive reliance on the documents presented or otherwise delivered to it under the LOC as to any and all matters set forth therein, including, without limitation, reliance on the amount of any draft presented under the LOC, whether or not the amount due to the beneficiary equals the amount of such draft and whether or not any document presented pursuant to the LOC proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to the LOC proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, shall not be deemed wilful misconduct or gross negligence of the LOC Issuer.

     (d) If a Responsible Officer of the Trustee obtains knowledge that the short-term debt rating of the LOC Issuer will be reduced, suspended or withdrawn, the Trustee shall promptly make a draw of the Available LOC Amount (a 'Special Drawing') under the LOC and deposit the funds of such Special Drawing into the LOC Escrow Account (as defined in Section 4.11 of the Pooling and Servicing Agreement) unless the Rating Agencies confirm that the then current rating of the Commercial Paper will not be reduced, suspended or withdrawn by such Rating Agencies because of such reduction, suspension or withdrawal of the short-term debt rating of the LOC Issuer. In the event a replacement letter of credit or other arrangement in lieu of a replacement letter of credit which each Rating Agency confirms would not cause a reduction or withdrawal of the then current rating of the Commercial Paper is delivered subsequent to such Special Drawing, this Agreement and the LOC shall terminate and the Trustee shall surrender the LOC to the LOC Issuer for cancellation; provided, however, that any reimbursement obligation pursuant to Section 2.03 hereof and Section 4.11 of the Pooling and Servicing Agreement shall survive such termination. Notwithstanding the foregoing, prior to or simultaneously with replacing the LOC, the Servicer shall cause all obligations under the LOC or this Agreement to the LOC Issuer to be paid in full.

     SECTION 2.03 Reimbursement. (a) In order to provide for reimbursement to the LOC Issuer for any disbursement made under the LOC or any funds otherwise made available by the LOC Issuer pursuant to the LOC (including a Special Drawing pursuant to Section 4.10 of the Pooling and Servicing Agreement), including interest thereon (an 'LOC Disbursement'), and the payment of certain other amounts due hereunder, the Servicer agrees to perform on a timely basis each of its obligations set forth in the Pooling and Servicing Agreement in accordance with its terms. The Servicer and the Transferor acknowledge and agree that the LOC Issuer shall be reimbursed for LOC Disbursements, the LOC Fee and all other amounts due to the LOC Issuer hereunder in accordance with Section 4.05(f), (h), (p) and (q) and Section 4.11 of the Pooling and Servicing Agreement. Each LOC Disbursement made by the LOC Issuer not repaid in full prior to 3:00 P.M. (New York City time), on the date when made, any LOC Fee not paid within two Business Days of the due date thereof, and any other amount payable to the LOC Issuer under this Agreement not paid by the 30th day after the date notice thereof is given by the LOC Issuer to the Trustee, shall bear interest from and including the date of the making thereof or due date thereof, as the case may be, until paid in full (but excluding the date of repayment), after, as well as before judgment, on the unpaid amount thereof from time to time outstanding at a rate per annum (computed on the basis of the actual days elapsed and a year of 360 days) equal to the Base Rate of the LOC Issuer from time to time in effect plus 2% per annum (such rate being referred to herein as the 'Unreimbursed Disbursement Rate').

     (b) Interest on each LOC Disbursement not repaid in full on the date made and interest on any other amounts owing hereunder which are not paid when due shall be payable on demand and in the case of interest on a LOC Disbursement in any event together with the principal amount of such LOC Disbursement pursuant to the Variable Funding Supplement.

     (c) All payments to be made hereunder (except as provided elsewhere in this Agreement) shall be made to the LOC Issuer at the account specified on the signature page hereof (or at such other account as the LOC Issuer may have specified for such purpose in a written notice to the Trustee and the Transferor) in immediately available funds. All payments hereunder shall be made not later than 3:00

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P.M. (New York City time)  on the date due, and  funds received after that  hour shall be deemed to have been received by the LOC Issuer on the next succeeding Business Day.

     (d) Upon reimbursement of the LOC Issuer for any LOC Disbursement to the extent of such reimbursement (to the extent such reimbursement is applied to reimburse the LOC Issuer for the principal amount of an LOC Disbursement) pursuant to the provisions of this Agreement and the Pooling and Servicing Agreement, such amount shall be reinstated immediately in the Available LOC Amount. All payments made to the LOC Issuer pursuant to this Agreement other than the LOC Fee shall be allocated and paid to the LOC Issuer in accordance with Sections 4.05(f) and (p) of the Pooling and Servicing Agreement.

     SECTION 2.04 No Recourse; Obligations Absolute. Each of the LOC Issuer agrees that it shall have no right of set-off or banker's lien with respect to any LOC Disbursement against the Transferor, the Trustee or any Affiliate, officer or director of any of them. Subject to and without limiting the foregoing provisions of this Section 2.04, the obligations of the Transferor, the Servicer and the Trust under Section 2.03 hereof and the right of the LOC Issuer to be repaid any LOC Disbursement and all other amounts payable to the LOC Issuer under this Agreement in full shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, irrespective of any of the following circumstances (except as expressly provided to the contrary below):

          (a) any lack of validity or enforceability of this Agreement, the LOC or the Pooling and Servicing Agreement;

          (b) any amendment or waiver of, or consent to or departure from, the LOC, this Agreement or the Pooling and Servicing Agreement;

          (c) the existence of any claim, set-off, defense or other rights which the Servicer or the Transferor may have at any time against the Trustee, any beneficiary or any transferee of the LOC (or any persons or entities for whom the Trustee, any such beneficiary or any such transferee may be acting), the LOC Issuer or any other person or entity, whether in connection with the LOC, this Agreement, the Pooling and Servicing Agreement or any unrelated transactions;

          (d) any statement or any document presented under the LOC proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever, provided the LOC Issuer's reliance on such statement or documents shall not have constituted gross negligence or wilful misconduct of the LOC Issuer;

          (e) payment by the LOC Issuer under the LOC against presentation of a Drawing Certificate or other draft or document which does not comply with the terms of the LOC or this Agreement; provided such payment shall not have constituted gross negligence or willful misconduct of the LOC Issuer;

          (f) the bankruptcy or insolvency of the Trust, the Transferor or the Servicer; and

          (g) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing; provided that the same shall not have constituted gross negligence or wilful misconduct of the LOC Issuer.

     SECTION 2.05 Facility Fees. (a) The LOC Issuer hereby acknowledges and agrees that it shall not be entitled to receive from the Transferor or the Servicer any arrangement fee with respect to the issuance of the LOC.

     (b) The Servicer hereby agrees to pay to the LOC Issuer, a letter of credit commission (the 'LOC Fee') for the period from and including the Replacement Date to and including the LOC Expiration Date, computed at a rate equal to .6% per annum, calculated on the LOC Commitment. The LOC Fee shall be payable quarterly in arrears on the third, sixth, ninth and twelfth Settlement Dates of each year and on the LOC Expiration Date, and shall be payable to the LOC Issuer at its account specified on the signature page hereof.

     (c) The LOC Fee shall be calculated on the basis of actual days elapsed and a year of 360 days.

     SECTION 2.06 Liability of LOC Issuer. Neither the LOC Issuer nor any of its officers, directors, employees or agents shall be liable or responsible for: (a) the use which may be made of the LOC or

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any  acts or  omissions of the  Transferor, the  Servicer or the  Trustee or any
transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents (other than the LOC), or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the LOC Issuer against presentation of documents which do not comply with the terms of the LOC, including failure of any documents to bear any reference or adequate reference to the LOC; or (d) any other circumstances whatsoever in making or failing to make payment under the LOC; provided, that the Transferor and the Trustee shall have a claim against the LOC Issuer, and the LOC Issuer shall be liable to the Transferor and the Trustee, to the extent of any direct, as opposed to consequential, damages suffered by the Transferor or the Trustee that were caused by (i) the LOC Issuer's wilful misconduct or gross negligence in determining whether documents presented under the LOC comply with the terms of the LOC or (ii) the LOC Issuer's gross negligence in failing to make or wilful failure to make lawful payment under the LOC after the timely presentation to the LOC Issuer by the Trustee of a Drawing Certificate strictly complying with the terms and conditions of the LOC. In furtherance and not in limitation of the foregoing, the LOC Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation; provided, that the LOC Issuer shall not be excused from its wilful misconduct or gross negligence in determining whether documents presented under the LOC comply with the terms of the LOC.

     SECTION 2.07 Surrender of LOC. Provided that the LOC Issuer is not then in default under the LOC by reason of its having wrongfully failed to honor a demand for payment previously made by the Trustee under the LOC, the Trustee shall surrender the LOC to the LOC Issuer promptly following the earlier of (i) the LOC Expiration Date and (ii) the termination of the Trust.

     SECTION 2.08 Conditions Precedent. The following constitute conditions precedent to the obligation of the LOC Issuer to issue the LOC on the Replacement Date:

          (a) The LOC Issuer shall have received fully executed copies of the Pooling and Servicing Agreement, the Supplement, the Purchase Agreement, the Liquidity Agreement and all related documents, and such agreements shall be in form and substance satisfactory to the LOC Issuer.

          (b) On the date of issuance of the LOC, all representations and warranties of the Servicer and the Transferor contained in this Agreement and the Pooling and Servicing Agreement shall be true and correct, and the LOC Issuer shall have received a certificate from each of the Servicer and the Transferor to such effect.

          (c) on the date of issuance of the LOC, the Transferor and the Servicer shall not be in default of any obligation under the Pooling and Servicing Agreement, this Agreement or the Purchase Agreement and no Event of Termination shall be in existence.

          (d) The LOC Issuer shall have received the favorable written opinion of counsel to First Brands Corporation (who may be an employee of the Servicer) and the Transferor, dated the Replacement Date, with respect to the matters reasonably requested by the LOC Issuer.

          (e) The LOC Issuer shall have received (i) a copy of the resolutions of the Board of Directors of the Servicer, certified as of the Replacement Date by the Secretary or Assistant Secretary thereof, authorizing the execution, delivery and performance of the Pooling and Servicing Agreement and this Agreement and the procurement of the LOC, (ii) copies of the Charter and By-laws of the Servicer (iii) an incumbency certificate of the Servicer with respect to its officers authorized to execute the Pooling and Servicing Agreement, this Agreement and the documents required hereby, (iv) a copy of the resolutions of the Board of Directors of the Transferor, certified as of the Replacement Date by the Secretary or Assistant Secretary thereof, authorizing the execution, delivery and performance of the Pooling and Servicing Agreement and this Agreement, (v) copies of the Charter and By-laws of the Transferor and (vi) an incumbency certificate of the Transferor with respect to its officers authorized to execute the Pooling and Servicing Agreement, this Agreement and the documents required hereby.

          (f) The Pooling and Servicing Agreement shall be in full force and effect and the Variable Funding Certificate shall have been validly issued.

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          (g)   The  LOC  Issuer  shall  have  received  such  other  documents, certificates, instruments, approvals and opinions as the LOC Issuer may reasonably request.

     SECTION  2.09 Increased  Costs and Taxes.  (a) Increased  Costs. Subject to
Section 2.13, if after the date hereof, the adoption of any law or guideline or any amendment or change in the administration, interpretation or application of any existing or future law or guideline by any official Body charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law):

          (i) shall subject the LOC Issuer to any tax, duty or other charge with respect to this Agreement or any payments made hereunder, or shall change the basis of taxation of payments to the LOC Issuer of any amounts due under this Agreement (except for changes in the rate of tax on the overall net income of the LOC Issuer imposed by the jurisdiction in which such LOC Issuer's principal executive office is located); or

          (ii) shall impose, modify or deem applicable any reserve, special deposit, capital charge or similar requirement (including, without limitation, any such requirement imposed by the Board) against the LOC or the obligations of the LOC Issuer thereunder or against assets of, deposits with or for the account of, or credit extended by, the LOC Issuer or shall impose on the LOC Issuer or the LOC or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement or the LOC; or

          (iii)  imposes  upon the  LOC Issuer  any  other condition  or expense
     (including, without limitation, (i) loss of margin and (ii) reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Agreement or the LOC or any payments made hereunder, and the result of any of the foregoing is to increase the cost to the LOC Issuer of maintaining the LOC, or to reduce the amount of any sum received or receivable by the LOC Issuer under this Agreement, by an amount deemed by the LOC Issuer to be material, then the Servicer shall pay to the LOC Issuer such additional amount or amounts as will compensate the LOC Issuer for such increased cost or reduction. If the LOC Issuer becomes entitled to claim any additional amounts pursuant to this Section 2.09, it shall promptly notify the Servicer of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by an officer of the LOC Issuer to the Servicer shall be conclusive, in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of all amounts payable hereunder.

     (b) If the LOC Issuer shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Official Body, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Official Body, has or would have the effect of reducing the rate of return on capital of the LOC Issuer (or its parent) as a consequence of the LOC or the LOC Issuer's obligations thereunder or hereunder to a level below that which the LOC (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by the LOC Issuer to be material, then from time to time, the Servicer shall pay to the LOC Issuer such additional amount or amounts as will compensate the LOC Issuer (or its parent) for such reduction.

     (c) The LOC Issuer shall promptly notify the Servicer and the Transferor of any event of which it has knowledge, occurring after the date hereof, which will entitle the LOC Issuer to compensation pursuant to clause (a) or (b) of this Section. The Servicer shall, promptly after receipt, provide a copy of such notice from the LOC Issuer to the Rating Agencies. A certificate of the LOC Issuer claiming compensation under clause (a) or (b) of this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the LOC Issuer may use any reasonable averaging and attributing methods.

     (d) (A) All payments made under this Agreement shall be made free and clear of, and without reduction for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld

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
or assessed by any Governmental Authority excluding, in the case of the LOC Issuer, net income and franchise taxes based upon net income imposed on the LOC Issuer by the jurisdiction under the laws of which it is organized or in which is located any office from or at which the LOC Issuer is honoring any Drawing Certificate or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called 'Taxes'). If any Taxes are required to be withheld from any amounts payable to the LOC Issuer hereunder, the amounts so payable to the LOC Issuer hereunder shall be increased (and the Servicer shall pay such increase) to the extent necessary to yield to the LOC Issuer (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. The Servicer shall advise the Trustee when and if any Taxes are payable by the Trustee in connection with this Agreement or the LOC and, as promptly as possible after payment of such Taxes, the Trustee shall send to the LOC Issuer a certified copy of the original official receipt, if any, received by the Trustee showing payment thereof.

     (B) If the Trustee fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the LOC Issuer the required receipts or other required documentary evidence, the Servicer shall indemnify the LOC Issuer for any incremental taxes, interest or penalties that may become payable by the LOC Issuer as a result of any such failure.

     (e) The agreements in this Section 2.09 shall survive the termination of this Agreement and the payment of all amounts payable hereunder.

     SECTION 2.10 Reserved

     SECTION 2.11 Events of Default. Upon the occurrence of any of the following events (each an 'Event of Default') , and so long as such Event of Default shall continue unremedied:

          (a) (i) failure of any LOC Disbursement, including interest thereon, to be paid when due, (ii) failure of any LOC Fee to be paid within 2 Business Days following the due date thereof and (iii) failure of any other payment under this Agreement to be paid within 2 Business Days following the due date thereof; provided that amounts specified in item (iii) shall not be deemed due until the 30th day after notice thereof has been given to the Trustee; or

          (b) Representations. Any representation or warranty or statement made by the Servicer or the Transferor in this Agreement or in the Pooling and servicing Agreement shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Transferor by the Trustee or the LOC Issuer; or

          (c) Covenants. Failure by the Servicer or the Transferor to observe or perform in any material respect any covenant or agreement contained herein or in the Pooling and Servicing Agreement and not constituting an Event of Default under any other clause of this Section 2.11 which continues unremedied for a period of 60 days after the earlier of actual knowledge or the date on which written notice of such failure shall have been given; or

          (d) Voluntary Bankruptcy Proceedings of the Servicer or the Transferor. Either (i) an order for relief under Title 11 of the United
     States Code shall be entered in a case in which the Servicer or the Transferor is a debtor, or the Servicer or the Transferor shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, c, 'custodian or liquidator for itself or a substantial portion of its property, assets or business or (ii) corporate action shall be taken by the Servicer or the Transferor for the purpose of effectuating any of the foregoing; or

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
          (e) Involuntary Bankruptcy Proceedings against the Servicer or the Transferor. Involuntary proceedings or an involuntary petition shall be commenced or filed against the Servicer or the Transferor under any bankruptcy, insolvency or similar law or seeking the dissolution or reorganization of the Servicer or the Transferor or the appointment of a receiver, trustee, custodian or liquidator for the Servicer or the Transferor or of a substantial part of the property, assets or business of the Servicer, or any writ, order, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of the Servicer or the Transferor, and such proceeding or petition shall not be dismissed, or such writ, order, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy, as the case may be; or

          (f) No Valid Agreement. This Agreement or the Pooling and Servicing Agreement shall, at any time after its execution and delivery, for any reason cease to be in full force and effect (unless such occurrence is in accordance with its terms) or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Servicer or the Servicer shall deny that it has any or further liability or obligation thereunder;

          (g) Matured Default. A Matured Default under the Liquidity Agreement shall have occurred, if any;

          (h) Other Agreements. The Liquidity Agreement (or any provision thereof material to the Holders of the Variable Funding Certificate) shall fail to be in full force and effect, enforceable in accordance with its terms, or the security interest purported to be created by the Security Agreement shall fail to be a valid and enforceable perfected first priority security interest in favor of the Collateral Agent in any of the Collateral; or

          (i) Servicer Default. A Servicer Default shall have occurred and be continuing or the Servicer shall be changed from First Brands (or any successor Servicer to which the LOC Issuer has consented) without the consent of the LOC Issuer;

then and in any such event, the LOC Issuer may (i) give notice to the Servicer of the occurrence of the Event of Default which becomes an Event of Termination under Section 9.02 of the Pooling and Servicing Agreement, and (ii) pursue, to the extent permitted by applicable law, any other remedy available at law or in equity, including, without limitation, the remedy of specific performance of any covenant or agreement herein contained (any such Event of Default followed by the notice specified in item (i) above, a 'Matured Default').

     SECTION 2.12 Conflicting Instructions from the Trustee. Notwithstanding any other provision of this Agreement, in the event the LOC Issuer (i) receives a demand for a drawing to be made under the LOC and (ii) receives any communication purportedly from the Trustee or any of its officers, employees or agents which communication indicates that such demand is not in order, the LOC may defer honoring such demand until it receives further written instructions from the Trustee as to the disposition of such demand.

     SECTION 2.13 Limited Recourse to Servicer and Trust. The LOC Issuer agrees that the obligations of the Trust hereunder shall be payable solely from available Issuer Imputed Yield Collections in the Collection Account pursuant to Sections 4.05(f) and (p) of the Pooling and Servicing Agreement (subject to all prior claims thereon specified in the Pooling and Servicing Agreement) and that the LOC Issuer shall not look to any other property or assets of the Trust in respect of such obligations and that such obligations shall not constitute a claim against the Trust in the event that the assets of the Trust which are available pursuant to Sections 4.05(f) and (p) are insufficient to pay in full such obligations. The obligations of the Servicer under Sections 2.05(b), 2.09, 3.03(i), 4.02 and 4.03 are full recourse obligations of the Servicer, collectible out of its assets. To the extent the Servicer makes any payments to the LOC Issuer under 2.05(b), 2.09, 4.02 and 4.03, the Servicer shall be entitled to reimbursement for such amounts on a basis subordinate to the LOC Issuer under Sections 4.05(f) and (p) of the Pooling and Servicing Agreement; provided that the Servicer agrees that it shall only be entitled to look to amounts available in the Collection Account pursuant to Sections 4.05(f) and (p) of the Pooling and Servicing Agreement if at the time of such payment no amounts are owing to the LOC Issuer hereunder, and not to other assets of the Trust and that such reimbursement amounts shall not constitute an obligation of the Trust in the event that the assets of the Trust which are available pursuant to Sections 4.05(f) and (p) are insufficient to make such reimbursement. The Servicer shall not be entitled to receive reimbursement from the Trust at anytime when amounts are owing to the LOC Issuer hereunder and the payment of such reimbursement is subject and subordinate to the prior payment in full in cash of all LOC Disbursements (including interest thereon) and all other amounts owing to the LOC Issuer (including all amounts payable by the Servicer under Sections 2.05(b), 2.09, 3.03(i), 4.02 and 4.03). The Trustee is not acting in an individual capacity under this Agreement, but solely as trustee of the Trust.

                                  ARTICLE III
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     SECTION 3.01 Representations. Each of the Servicer and the Transferor hereby represents, warrants and covenants that:

          (a) It is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement and the Pooling and Servicing Agreement and, in all material respects, to own its property and conduct its business as such properties are presently owned and as such business is presently conducted.

          (b) It is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to obtain such license or approval would have a material adverse effect upon the Certificateholders or upon its ability to perform its obligations under this Agreement or the Pooling and Servicing Agreement.

          (c) The execution, delivery and performance of this Agreement and the Pooling and Servicing Agreement, and the consummation of the transactions provided in this Agreement and the Pooling and Servicing Agreement, have been duly authorized by all necessary corporate action on its part.

          (d) This Agreement and the Pooling and Servicing Agreement constitute its legal, valid and binding obligations, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, relating to the enforcement of creditors' rights in general and, with respect to any Successor Servicer which is a national banking association, the rights of creditors of national banks under United States law and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (e) Its execution and delivery of this Agreement and the Pooling and Servicing Agreement, and the performance of the transactions contemplated by this Agreement and the Pooling and Servicing Agreement and the fulfillment of the terms hereof applicable to it, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, or require any consent, approval or registration under, any Requirement of Law applicable to it or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound.

          (f) There are no proceedings or investigations, pending or, to the best of its knowledge, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the Pooling and Servicing Agreement, (ii) seeking any determination or ruling that, in its reasonable judgment, would materially and adversely affect its performance of its obligations under this Agreement or the Pooling and Servicing Agreement, or (iii) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Pooling and Servicing Agreement.

          (g) All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this

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
     Agreement, the performance by it of this Agreement and the Pooling and Servicing Agreement, the transactions contemplated by this Agreement and the Pooling and Servicing Agreement and the fulfillment by it of the terms hereof and thereof, have been obtained.

          (h) No Event of Default under this Agreement, no Event of Termination, no Servicer Default, no Event of Default under the Liquidity Agreement, and no event, which with lapse of time or notice or both would become any of such events has occurred and is continuing.

          (i) Neither the Servicer nor the Transferor nor any of their respective subsidiaries nor the Trust is an 'investment company' as that term is defined in, or is otherwise subject to regulation under, the Investment Company Act of 1940, as amended.

          (j) Neither the Servicer nor the Transferor nor any of their respective subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock, and no part of the proceeds of the credits extended hereby or under the Pooling and Servicing Agreement will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying such margin Stock if such action would violate, or be inconsistent with, any rules or regulations of the Federal Reserve Board, including without limitation, any provisions of Regulation G, T, U or X.

     SECTION 3.02 Additional Representations. The Transferor and the Servicer represent and warrant that the representations and warranties made by them in Sections 2.03, 2.04 and 3.03 of the Pooling and Servicing Agreement are true and correct as of the dates there so made.

     SECTION 3.03 Covenants. Each of the Servicer and the Transferor covenants and agrees that, so long as the LOC shall remain in effect or any monetary obligation arising hereunder or under the Pooling and Servicing Agreement shall remain unpaid, unless the LOC Issuer shall otherwise consent in writing, it shall:

          (a)  for  the  benefit of  the  LOC Issuer  and  for so  long  as this
     Agreement shall  be  in  effect,  perform  and  comply  with  each  of  its respective agreements, warranties and indemnities contained in this Agreement and the Pooling and Servicing Agreement; provided that the remedy for the breach of this clause (a) as to warranties of the Servicer and the Transferor in the Pooling and Servicing Agreement, shall, to the extent that the remedy for such breach is limited in the Pooling and Servicing Agreement, be so limited herein;

          (b) Neither the Servicer nor the Transferor shall, without the consent of the LOC Issuer, amend or waive or consent to any amendment to or waiver of (i) Article IV of the Pooling and Servicing Agreement as it relates to the Variable Funding Supplement (including such portions of Article IV which may be restated in the Variable Funding Supplement) or any definition to the extent used therein, (ii) the definition of Discount Factor in a manner which cause a reduction thereof, (iii) Section 9.02 of the Pooling and Servicing Agreement or (iv) any other provision of the Pooling and Servicing Agreement or any other Facilities Document to the extent the LOC Issuer would be materially adversely affected thereby; provided that the addition of a Supplement for a Series will not in and of itself cause a material adverse effect on the LOC Issuer;

          (c) deliver to the LOC Issuer a copy of each amendment or supplement to the Pooling and Servicing Agreement or of the Liquidity Agreement, any Supplement, the Purchase Agreement or any of the other agreements contemplated hereby;

          (d) execute and deliver to the LOC Issuer all such documents and instruments and do all such other acts and things as may be necessary or reasonably required by the LOC Issuer or the Trustee to enable the Trustee, on behalf of the Trust, or the LOC Issuer to exercise and enforce their respective rights under this Agreement and the Pooling and Servicing Agreement and to realize thereon, and record and file and rerecord and refile all such documents and instruments, at such time or times in such manner and at such place or places, all as may be necessary or reasonably required by the Trustee or the LOC Issuer to validate, preserve and protect the position of the Trust and the LOC Issuer under this Agreement and the Pooling and Servicing Agreement;

          (e) not sell all or substantially all of its property and assets to, or consolidate with or merge into, any other corporation, without the consent of the LOC Issuer;

          (f) furnish to the LOC Issuer a copy of each certificate, report, statement, notice or other communication (other than investment instructions) furnished by or on behalf of First Brands Funding Inc, as Transferor, or the Servicer, to Certificateholders, the Trustee or the Rating Agencies concurrently therewith and furnish to the LOC Issuer promptly after receipt thereof, a copy of each notice, demand or other communication received by First Brands Funding Inc, as Transferor, or the Servicer from the Trustee, the Certificateholders or the Rating Agencies with respect to the Variable Funding Certificate, the LOC, this Agreement or the Pooling and Servicing Agreement; and furnish such other information as the LOC Issuer may reasonably request;

          (g) promptly advise the LOC Issuer of the occurrence of any Event of Termination or Servicer Default under the Pooling and Servicing Agreement;

          (h) with respect to the Receivables, promptly notify the LOC Issuer of any material changes in the Credit and Collection Policy, and in any event will not, except as required by law, make any material change to the Credit and Collection Policy which could reasonably be expected to have a material adverse effect on the collectibility of the Receivables, taken as a whole or on the rights of the LOC Issuer;

          (i) upon reasonable written notice from the LOC Issuer, allow employees and agents of the LOC Issuer, during the Servicer's normal business hours, to audit the Servicer's books and records concerning the Receivables, and the servicing thereof; provided, however, that such audit is performed without unreasonable disruption of the Servicer's operations; and provided, further, that such audit may be conducted at the Servicer's expense only once each calendar year, and all costs and expenses of any audit after the first in any calendar year shall be paid by the LOC Issuer;

          (j) perform on a timely basis all of its obligations under the Pooling and Servicing Agreement;

          (k) not, and cause the Trust not to, purchase the Variable Funding Certificate if at the time thereof or after giving effect thereto any amount is or will be owing to the LOC Issuer hereunder; and

          (l) use its reasonable best efforts to replace the LOC if any Special Drawing is outstanding or the LOC Issuer denies an extension request made hereunder.

                                   ARTICLE IV
                                 MISCELLANEOUS

     SECTION 4.01 Method and Place of Payments and Net Payments. (a) Unless otherwise specified herein, all payments to the LOC Issuer hereunder shall be made in lawful currency of the United States and in immediately available funds prior to 3:00 P.M. (New York City time) on the date such payment is due by wire transfer to the account of the LOC Issuer specified with its signature below or to such other office or account maintained by the LOC Issuer as the LOC Issuer may direct.

     (b) Whenever any payment under this Agreement shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest, commissions or fees, if any, in connection with such payment.

     SECTION 4.02 Expenses. Subject to Section 2.13 the Servicer agrees to pay all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) and all stamp, transfer and similar taxes, if any, incurred by the LOC Issuer in connection with the execution, delivery, amendment, modification, waiver and enforcement of this Agreement, the LOC, the Pooling and Servicing Agreement and any other document delivered in connection herewith or therewith.

     SECTION 4.03 Indemnity. (a) The Servicer agrees to indemnify and hold harmless the LOC Issuer and its officers, directors, employees and agents (the LOC Issuer, its officers, directors, employees and agents shall be individually referred to herein as an 'Indemnitee') from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which any such Indemnitee may incur (or which may be claimed against any such Indemnitee) by reason of or in connection with the execution and delivery or assignment of, or payment under, the LOC or this Agreement or any transactions

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
contemplated hereby or by the Pooling and Servicing Agreement, or by reason of any default in the reimbursement of any LOC Disbursement except to the extent that any such claim, damage, loss, liability, cost or expense is caused by the willful misconduct or gross negligence of any such Indemnitee. In the event of a LOC Disbursement pursuant to Sections 4.05(d) or (n) of the Pooling and Servicing Agreement as a result of the failure of the Transferor to reimburse the Trust for credits, the Transferor shall indemnify, and pay, to the LOC Issuer the amount of such credits to the extent of the unreimbursed LOC Disbursement. The foregoing indemnity shall include any claims, damages, losses, liabilities, costs and expenses to which the LOC Issuer may become subject under the Securities Act of 1933, as amended (the 'Act'), the Securities Exchange Act of 1934, as amended, or other federal or state law or regulation. This covenant shall survive the termination of this Agreement and the expiration of the LOC.

     (b) The Servicer shall not assign (whether voluntarily or as a result of a Servicer Default) any of its rights or obligations hereunder or under the Pooling and Servicing Agreement (except as permitted by Section 8.07 of the Pooling and Servicing Agreement; provided that any such assignment made without the prior written consent of the LOC Issuer shall not relieve the Servicer of its obligations hereunder) to any Person unless (i) the prior written consent of the LOC Issuer shall have been obtained, and (ii) prior to the effective date of such assignment, such Person shall have executed and delivered to the LOC Issuer a written agreement in form and substance reasonably satisfactory to the LOC Issuer in which such Person agrees to be bound by the terms, covenants and conditions contained herein and in the Pooling and Servicing Agreement applicable to the Servicer as Servicer, and subject to the duties and obligations of the Servicer hereunder after the effective date of its appointment and shall agree to indemnify and hold harmless the LOC Issuer from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the LOC Issuer may incur (or which may be claimed against the LOC Issuer) by reason of the gross negligence or wilful misconduct of the successor Servicer in exercising its powers and carrying out its obligations herein and under the Pooling and Servicing Agreement. Any Successor Servicer appointed pursuant to the Pooling and Servicing Agreement shall likewise agree to the terms set forth in clause (ii). As of the date of its acceptance, such Successor Servicer shall be deemed to have made with respect to itself the representations and warranties made by the Servicer in Sections 3.01 and 3.02. Following the effective date of appointment, the Servicer shall be released from all duties and liabilities as Servicer hereunder, but such release shall not affect any obligations of the Servicer that arose prior to such date or the obligations of the Servicer under Section 2.05, 2.09, 4.02, 4.03 or 3.03(f) (in the case of Section 3.03(f), excluding any documents received by the Successor Servicer from anyone other than the Servicer and also excluding any documents received by the Servicer from the Successor Servicer) or 3.03(i) (to the extent the Servicer retains the records referred to therein) of this Agreement, whether arising before or after such date.

     SECTION 4.04 Notices. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communication required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or by prepaid Telex, TWX, facsimile or telegram (with messenger delivery specified in the case of a telegram) (any notice sent by telex, TWX, facsimile or telegram will be confirmed by mail as provided herein) and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this
Section 4.04. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provision of this Section 4.04, notices, demands, instructions and other communications shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective Telex, facsimile or TWX numbers) indicated below:

If to the LOC Issuer:   Credit Suisse
                        12 East 49th Street
                        New York, NY 10017
                        Attn: Asset Finance Dept.
                        Telephone: (212) 238-5378
                        Telecopier: (212) 238-5332

                        with a copy to:

                        Credit Suisse
                        One Liberty Plaza -- 5th Floor
                        165 Broadway
                        New York, NY 10006
                        Attn: Trade Services
                        Telephone: (212) 238-2109
                        Telecopier: (212) 238-2121

If to the Trust:        First Brands Funding Master Trust
                        c/o Chemical Bank, as Trustee
                        450 West 33rd Street
                        15th Floor
                        New York, New York 10001
                        Attention: Corporate Trustee
                                    Administration Department
                        Telephone: (212) 971-3347
                        Telecopy: (212) 613-7800

If to the Servicer:     First Brands Corporation
                        83 Wooster Heights Road
                        Danbury, Connecticut 06813-1911
                        Attention: Treasurer
                        Telephone: (203) 731-2487

If to the Transferor:   First Brands Funding Inc.
                        1013 Centre Road
                        Suite 350
                        Wilmington, Delaware 19605

                        with a copy to:

                        First Brands Funding Inc
                        83 Wooster Heights Road
                        Danbury, Connecticut 06813-1911
                        Attention: Treasurer
                        Telephone: 203-731-2487
                        Telecopy: 203-731-2395

     SECTION 4.05 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 4.06 Waivers, etc. Neither any failure nor any delay on the part of the LOC Issuer in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other of further exercise or the exercise of any other right, power or privilege. No provision of this Agreement shall be waived, amended or supplemented except by a written instrument executed by the parties hereto. Notwithstanding the foregoing, no amendment or waiver of any provision of this Agreement, nor consent to any departure by the Servicer or Transferor therefrom to this Agreement shall be effective unless a written statement is obtained from each of the Rating Agencies that the rating of the Commercial Paper will not be downgraded or withdrawn solely as result of such amendment. The Servicer or Transferor shall provide each Rating Agency with at least ten days' prior notice of each amendment, waiver or consent to this Agreement and the Servicer or Transferor shall furnish each Rating Agency with a copy of each amendment, waiver or consent to this Agreement no later than the effective date thereof.

     SECTION 4.07 Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceable without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 4.08 Term. This Agreement shall remain in full force and effect until the later to occur of (a) the payment of the LOC Disbursements and any and all other amounts payable hereunder, notwithstanding the earlier termination of the LOC or (b) the termination of the LOC. The provisions of Sections 2.03, 2.09, 4.02 and 4.03 hereof shall survive termination of this Agreement.

     SECTION 4.09 Successors and Assigns. This Agreement shall be binding upon the LOC Issuer, the Trust, the Transferor and the Servicer and their respective successors and assigns; provided that neither the Transferor nor the Servicer may assign any of their obligations under this Agreement without the prior written consent of the LOC Issuer (provided that this clause shall in no way prevent the appointment of a replacement Servicer in accordance with the Pooling and Servicing Agreement) and notice of such assignment to the Rating Agencies, and the LOC Issuer may not assign any of its obligations under this Agreement or the LOC. Notwithstanding the foregoing, the LOC Issuer and any Participant (as defined below), may, at any time grant participations to any other person, firm or corporation (a 'Participant') in all or part of its rights or obligations under this Agreement and the LOC except that the Servicer shall not be obligated to any Participant for amounts under Section 2.09 hereof in excess of such amounts which would have been owing to the LOC Issuer thereunder had such participation not been effected unless the Servicer has given its prior written consent to the transfer to such Participant; provided, however, that the amount of any participation of the LOC Issuer shall not be less than $5,000,000 (unless the Servicer shall otherwise agree in writing). The LOC Issuer hereby acknowledges and agrees that any such disposition will not alter or affect the LOC Issuer's direct obligations to the Trustee under the LOC, and that neither the Servicer nor the Trustee shall have any obligation to communicate with or maintain a relationship with any Participant in order to enforce such obligations of the LOC Issuer hereunder and under the LOC. No Participant shall have any direct rights against the Servicer, Transferor or Trust, but shall only have rights exercisable through the LOC Issuer.

     SECTION  4.10 Counterparts. This Agreement may be executed in any number of
copies,  and  by  the  different  parties   hereto  on  the  same  or   separate
counterparts, each of which shall be deemed to be an original instrument.

     SECTION 4.11 Further Assurances. The Servicer agrees to do such further acts and things and to execute and deliver to the LOC Issuer or the Trustee such additional assignments, agreements, powers and instruments as are required by the LOC Issuer or the Trustee to carry into effect the purposes of this Agreement or to better assure and confirm unto the LOC Issuer or the Trustee its rights, powers and remedies hereunder.

     SECTION 4.12 Captions. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

     SECTION 4.13 Representations, Warranties and Covenants of the LOC Issuer. The LOC Issuer hereby represents, warrants and covenants to the Servicer, the Trustee and the Transferor that:

          (a) (i) it is duly authorized to enter into and perform this Agreement and the LOC, and has duly executed and delivered this Agreement, and upon the issuance and delivery thereof in accordance with Section 2.01, the LOC will be duly executed and delivered;

          (ii) this Agreement constitutes and, upon the issuance thereof, the LOC will constitute, the legal, valid and binding obligations of the LOC Issuer, enforceable in accordance with their respective terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally); and

          (iii) no registration with or consent or approval of or other action by any state or local government authority or regulatory body having jurisdiction over the LOC Issuer is required in connection with the execution, delivery or performance by it of this Agreement or the LOC other than as may be required under the blue sky laws of any state.

          (b) The LOC Issuer covenants and agrees that:

             (i) on the Replacement Date, it will provide to the Trustee, the Liquidity Agents, the Liquidity Banks and the Servicer the favorable written opinion of Sullivan & Worcester LLP (as to federal law and New York law) and of its Swiss legal counsel or in-house counsel (as to Swiss law), to the effect that the LOC has been duly authorized, executed and delivered and will constitute, the valid and binding obligation of the LOC Issuer, enforceable against it in accordance with its respective terms (subject, in case of the insolvency of the LOC Issuer, to applicable bankruptcy, reorganization, insolvency and similar laws and to moratorium laws and other similar laws affecting creditors' rights generally from time to time in effect and to general equitable principles); and

             (ii) all knowledge of information, practices, books, correspondence and records provided to it or any Participant contemplated in Section
        4.09 of this Agreement by or with respect to the Servicer or the Trust Assets is to be regarded as confidential information, and accordingly
        (x) the LOC Issuer shall retain in strict confidence and shall use its best efforts to ensure that its representatives retain in strict confidence and will not disclose without the prior written consent of the Servicer any or all of such information, practices, books, correspondence and records furnished to them except to the extent necessary in connection with any proposed participation and then only after the proposed participant has executed a writing in favor of the Transferor agreeing to be bound by this Section 4.13; and except in connection with an examination by its auditors or regulators, pursuant to government regulations or by order of court, and (y) it will not, and will use its best efforts to ensure that its representatives will not, make any use whatsoever (other than for the purposes contemplated by this Agreement and the Pooling and Servicing Agreement) of any of such information, practices, books, correspondence and records without the prior written consent of the Servicer, except (A) to the extent that such information is generally available to the public or is required by law to be disclosed to a governmental agency, (B) pursuant to orders of courts of competent jurisdiction, (C) in pursuance of enforcement of this Agreement or procedure for discovery of documents in any proceeding before any such court after seeking such protective orders or other relief as it would ordinarily use for the protection of its own confidential information, and (D) pursuant to any law or regulation or compliance with a request or requirement of any Governmental Authority whose requests and requirements are customarily complied with after seeking such protective orders or other relief as it would ordinarily use for the protection of its own confidential information.

     SECTION 4.14 Survival of Representations, Indemnities, Warranties and Agreements. All agreements, representations, indemnities and warranties made herein shall survive the execution and delivery of this Agreement.

     SECTION 4.15 Tax Forms. The LOC Issuer agrees to provide the Transferor (with a copy to the Servicer) with (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Servicer, and such extensions or renewals thereof as may reasonably be requested by the Servicer or the Transferor. The LOC Issuer shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent the LOC Issuer from duly completing and delivering any such form with respect to it and the LOC Issuer advises the Servicer that it is not capable of so receiving payments without any deduction or withholding, and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. If the LOC Issuer grants a participation pursuant to
Section 4.09 hereof, the LOC Issuer shall obtain from its Participant and shall furnish to the Servicer (with a copy to Transferor and the Trustee) the form described in this Section 4.15.

     SECTION 4.16 Jurisdiction. EACH OF THE SERVICER AND THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (COLLECTIVELY, THE 'SUBJECT COURTS') IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE POOLING AND SERVICING AGREEMENT AND THE OTHER AGREEMENTS CONTEMPLATED HEREBY AND THEREBY. EACH OF THE SERVICER AND THE TRANSFEROR HEREBY WAIVES ANY OBJECTION IT MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF THE SUBJECT COURTS, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY OF THE SUBJECT COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE SERVICER AND THE TRANSFEROR AGREES THAT SERVICE OF ALL WRITS, PROCESS AND SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING MAY BE DELIVERED BY THE MAILING THEREOF BY FIRST-CLASS MAIL, POSTAGE PREPAID, TO THE SERVICER OR THE TRANSFEROR, RESPECTIVELY, AT ITS ADDRESS SET FORTH IN SECTION 4.04 HEREOF.

     SECTION 4.17 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY in any litigation in any court with respect to, in connection with, or arising out of this Agreement or the LOC or the validity, protection, interpretation, collection or enforcement hereof or thereof. THE PARTIES HERETO AGREE THAT THIS SECTION 4.17 IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE LOC ISSUER WOULD NOT ISSUE THE LOC HEREUNDER IF THIS SECTION 4.17 WERE NOT PART OF THIS AGREEMENT.

     SECTION 4.18 Limited Recourse to Transferor. Each of the LOC Issuer, the Trust and the Transferor agrees that any obligations of the Transferor to the LOC Issuer, the Trust or the Servicer hereunder shall not constitute a claim against the Transferor in the event that the Trust Assets or the assets of the Transferor are insufficient to pay in full such obligations.

     SECTION 4.19 Limitation of Liability and Trustee's Obligations. It is expressly understood and agreed by the parties hereto that this Agreement is executed by Chemical Bank not in its corporate and individual capacity but solely on behalf of the Trust as Trustee under the Pooling and Servicing Agreement in the exercise of the power and authority conferred and vested in it as such Trustee. It is further understood and agreed that Chemical Bank shall not be personally liable for any breach of any representation, warranty or covenant of the Trust, or the Trustee on behalf of the Trust, contained herein or in any of the certificates, notices or agreements delivered hereunder and nothing herein contained shall be construed as creating any liability on Chemical Bank in its corporate and individual capacity to make any payment or to perform any covenant, agreement or undertaking contained herein, all such liability being expressly waived by each of the parties hereto, and that the parties hereto shall look solely to the properties and assets of the Trust and the Trust Assets for the payment of any amounts due and payable on account of the LOC and for the payment, performance or other satisfaction of this Agreement and any claim against the Trust or the Trustee by reason of the transactions contemplated hereby.

     Please signify your agreement and acceptance of the foregoing by executing this Agreement in the space provided below.

                                          FIRST BRANDS CORPORATION, as Servicer

                                          By: ..................................

                                          FIRST BRANDS FUNDING INC, as
                                          Transferor

                                          By: ..................................

Payment Account:                                        CREDIT SUISSE, NEW YORK BRANCH

ABA No.: 026009179
Acct. No.: 90312401                                     By: .....................................................
                                                                          Authorized Signatory

                                                        By: .....................................................
                                                                          Authorized Signatory

                                                                    FIRST BRANDS FUNDING MASTER TRUST
                                                        By: .....................................................
                                                                        CHEMICAL BANK, as Trustee
                                                        By: .....................................................
                                                                          Authorized Signatory

                               TABLE OF CONTENTS

                                                                                                            PAGE
                                                                                                            ----
                                                   ARTICLE I
DEFINITIONS..............................................................................................     1
SECTION 1.01   Definitions...............................................................................     1

                                                   ARTICLE II

ISSUANCE OF LOC; REIMBURSEMENT OBLIGATION................................................................     1
SECTION 2.01   Issuance of LOC: Substitute LOCs; Extensions of the LOC...................................     1
SECTION 2.02   LOC Draws.................................................................................     2
SECTION 2.03   Reimbursement.............................................................................     3
SECTION 2.04   No Recourse; Obligations Absolute.........................................................     4
SECTION 2.05   Facility Fees.............................................................................     4
SECTION 2.06   Liability of LOC Issuer...................................................................     4
SECTION 2.07   Surrender of LOC..........................................................................     5
SECTION 2.08   Conditions Precedent......................................................................     5
SECTION 2.09   Increased Costs and Taxes.................................................................     6
SECTION 2.10   Reserved..................................................................................     7
SECTION 2.11   Events of Default.........................................................................     7
SECTION 2.12   Conflicting Instructions from the Trustee.................................................     8
SECTION 2.13   Limited Recourse to Servicer and Trust....................................................     8

                                                  ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS................................................................     9
SECTION 3.01   Representations...........................................................................     9
SECTION 3.02   Additional Representations................................................................    10
SECTION 3.03   Covenants.................................................................................    10

                                                   ARTICLE IV
MISCELLANEOUS............................................................................................    11
SECTION 4.01   Method and Place of Payments and Net Payments.............................................    11
SECTION 4.02   Expenses..................................................................................    11
SECTION 4.03   Indemnity.................................................................................    11
SECTION 4.04   Notices...................................................................................    12
SECTION 4.05   Governing Law.............................................................................    13
SECTION 4.06   Waivers, etc. ............................................................................    13
SECTION 4.07   Severability..............................................................................    14
SECTION 4.08   Term......................................................................................    14
SECTION 4.09   Successors and Assigns....................................................................    14
SECTION 4.10   Counterparts..............................................................................    14
SECTION 4.11   Further Assurances........................................................................    14
SECTION 4.12   Captions..................................................................................    14
SECTION 4.13   Representations, Warranties and Covenants of the LOC Issuer...............................    14
SECTION 4.14   Survival of Representations, Indemnities, Warranties and Agreements.......................    15
SECTION 4.15   Tax Forms.................................................................................    15
SECTION 4.16   Jurisdiction..............................................................................    16
SECTION 4.17   ..........................................................................................    16
SECTION 4.18   Limited Recourse to Transferor............................................................    16
SECTION 4.19   Limitation of Liability and Trustee's Obligations.........................................    16

EXHIBIT A -- FORM OF IRREVOCABLE LETTER OF CREDIT

ANNEX 1        FORM OF CERTIFICATE FOR DRAWING
ANNEX 2        FORM OF CERTIFICATE FOR SPECIAL DRAWING
ANNEX 3        FORM OF CERTIFICATE FOR TERMINATION
ANNEX 4        FORM OF TRANSFER CERTIFICATE
ANNEX X        Definitions

                                                                       EXHIBIT A
                                                         TO THE LETTER OF CREDIT
                                                         REIMBURSEMENT AGREEMENT

                      FORM OF IRREVOCABLE LETTER OF CREDIT

                                                                  April 22, 1996

Standby Letter of Credit No.

To:  CHEMICAL BANK
     in its capacity as Trustee
     450 W. 33rd Street
     15th Floor
     New York, New York 10001

Attention: Corporate Trustee Administration Department

     At the request and on the instructions of our customer, First Brands Funding Inc (the 'Transferor'), the undersigned issuing bank (hereinafter the 'LOC Issuer') hereby establishes in your favor, as Trustee under the Pooling and Servicing Agreement (this term and all other capitalized terms used without definition in this Standby Letter of Credit shall have the meanings set forth in Annex 5 attached hereto) pursuant to that certain Second Amended and Restated Letter of Credit Reimbursement Agreement, dated as of April 22, 1996 (as amended from time to time, the 'LOC Reimbursement Agreement'), among us, you, the Servicer and the Transferor, this irrevocable Standby Letter of Credit (hereinafter the 'LOC') in the amount of $10,000,000 (as reduced and reinstated from time to time as herein provided, the 'LOC Commitment').

     The amount available to be demanded under this LOC, at any time, shall initially equal the amount of the LOC Commitment, shall be reduced by an amount equal to each demand for payment honored by the LOC Issuer, and shall be reinstated upon the reimbursement to the LOC Issuer of the amount of any such demand for payment by the amount of such reimbursement. Demands for payment honored by the LOC Issuer under this LOC shall not, in the aggregate, exceed the LOC Commitment. Demands for payment hereunder may be made from and after the date of issuance hereof to and including May 30, 1997 (as such date may be extended pursuant to Section 2.01(c) of the LOC Reimbursement Agreement, the 'LOC Expiration Date').

     Subject to the further provisions of this LOC, demands for payment may be made by you from time to time hereunder by presentation to the LOC Issuer of a drawing certificate (a 'Drawing Certificate') in the form of Annex 1 or Annex 2 hereto (completed) either (i) in the form of a letter on your letterhead (which may be sent by facsimile and promptly confirmed by telephone), or (ii) in the form of a writing transmitted by any authenticated telecommunication facility (in each case a signed copy shall thereafter be promptly sent to the LOC Issuer, provided that if such signed copy is not sent to the LOC Issuer, the LOC Issuer is under no obligation to take any action to obtain one and the LOC Issuer is conclusively presumed to be authorized to rely on such writing) . Such certificate shall be dated the date of presentation and shall be presented at the LOC Issuer office located at One Liberty Plaza, 5th Floor, 165 Broadway, New York, New York 10006, Attention: Trade Services, Telephone: (212) 238-2109,
Telecopier: (212) 238-2121, and if sent by telecopier, shall be promptly confirmed by telephone and with original copy thereof to be delivered as soon thereafter as practicable.

     The LOC Issuer hereby agrees that all demands for payment hereunder made in compliance with the terms of this LOC will be duly honored upon delivery of the certificate as specified above and if presented at the LOC Issuer's aforesaid office on or before the LOC Expiration Date. Demands for payment may be made by you under this LOC at any time during the LOC Issuer's business hours of 9:00 A.M. to 4:00 P.M. at its aforesaid address, on a Business Day. If demand for payment is presented by you hereunder at or prior to 4:00 P.M. (New York City time) on any Business Day and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be initiated to you of the amount demanded, in immediately available funds no later than 9:30 a.m. New York City time on the next Business Day. If a demand for payment presented by you hereunder does not, in any instance, conform to the terms and conditions of this LOC, the LOC Issuer shall give you prompt notice that the demand for payment did not comply with the terms and conditions of this LOC, stating the reasons therefor and that the LOC Issuer is holding any documents at your disposal or is returning the same to you, as the LOC Issuer may elect.

     Only you may make demands for payment under this LOC. Upon payment of the amount specified in a demand hereunder, the LOC Issuer shall be fully discharged of its obligation under this LOC to the extent of such demand and the LOC Issuer shall not thereafter be obligated to make any further payments under this LOC with respect to such demand. By paying to you or for your account any amount drawn in accordance with this LOC, the LOC Issuer makes no representation as to the correctness of the amount drawn.

     Reductions of the amount available for demand under this LOC shall reduce the amounts which you may demand hereunder notwithstanding:

          (a) the fact that such reduction is the result of a payment under this LOC against presentation of a certificate which does not comply with the terms of this LOC (including without limitation (i) the fact that any certificate presented under this LOC proves to be forged, fraudulent, invalid, unenforceable or insufficient in any respect or any statement therein being inaccurate in any respect whatever or (ii) the failure of any document to bear reference or to bear adequate reference to this LOC);

          (b) the use to which this LOC may be put by the beneficiary hereof or any transferee hereof or any acts or omissions of the beneficiary or any such transferee in connection therewith; or

          (c) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, in making payment under this LOC.

In furtherance and not in limitation of the foregoing, the LOC Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary from any person other than you. In the event the LOC Issuer (i) receives a demand for payment hereunder and (ii) receives any communication purportedly from you or any of your officers, employees or agents, which communication indicates that such demand for payment is not in order, the LOC Issuer may defer honoring such demand until it receives further written instructions from you as to the disposition of such demand for payment.

     This LOC shall terminate at 4:30 P.M. (New York City time) on the LOC Expiration Date or upon receipt from the Trustee of a duly completed and executed certificate in the form of Annex 3 attached hereto. No demand for payment may be made by you after the LOC Expiration Date. Unless the LOC Issuer is in default with respect to its obligations under this LOC, you shall surrender this LOC to the LOC Issuer promptly following the LOC Issuer's request therefor after the LOC Expiration Date.

     Each payment to be made by the LOC Issuer under this LOC shall be made from its own funds.

     This LOC is transferable to a successor Trustee (identified by you in a certificate in the form of Annex 4 hereto); provided, however, that no such transfer will be effected by the LOC Issuer until a transfer form (in the form of Annex 4 attached hereto) is completed and returned to the LOC Issuer together with this LOC. This LOC is not assignable or otherwise transferable. To the extent not inconsistent with the express terms hereof, this LOC shall be governed by, and construed in accordance with, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce (the 'ICE'), Publication No. 500 (as subsequently revised or replaced by the ICE, the 'Uniform Customs'). As to matters not governed by the Uniform Customs, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, the Uniform Commercial Code as in effect in the State of New York. Communications with respect to this LOC shall be in writing and shall be addressed to the LOC Issuer at its address set forth above, specifically referring therein to this Irrevocable Letter of
Credit No.           , with a copy of each such communication also to be sent to the LOC  Issuer's office  at 12  East 49th  Street, New  York, New  York  10017,
Attention:  Asset  Finance  (telephone  no.:  212/238-5378  and  telecopier no.:
212/238-5332).

     This LOC sets forth in full the LOC Issuer's undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement or provision thereof.

                                          Very truly yours,
                                          CREDIT SUISSE, New York Branch

                                          By  ..................................
                                            Title:

                                          By  ..................................
                                            Title:

                                   ANNEX 1 TO
                       LETTER OF CREDIT NO.
                           CERTIFICATE FOR 'DRAWING'

                                                                            , 19

CREDIT SUISSE, New York Branch
One Liberty Plaza -- 5th Floor
165 Broadway
New York, New York 10006
Attn: Trade Services

                         Re: Letter of Credit No._____

Gentlemen:

     The undersigned, a duly authorized officer of Chemical Bank, as trustee (the 'Trustee'), hereby certifies to Credit Suisse, New York Branch with
reference to Irrevocable Letter of Credit No.                   (the 'LOC') (any
capitalized term used herein and not defined shall have the meaning set forth in the LOC) issued by the LOC Issuer, in favor of the Trustee, that:

          1.  The  Trustee  is  the  Trustee  under  the  Pooling  and Servicing
     Agreement.

          2. First Brands Corporation, as Servicer under the Pooling and Servicing Agreement or a successor thereto, has instructed us (a copy of which instructions is attached hereto) pursuant to Section 4.05 [(a)], [(c)], [(d)], [(g)], [(k)], [(m)] or [(n)] of the Pooling and Servicing Agreement with respect to the [Payment Date] [Determination Date] occurring on [insert applicable Determination Date or Payment Date] that $ is the amount calculated by the Servicer pursuant to such Section of the Pooling and Servicing Agreement as the amount which should be drawn under the LOC in accordance with Section 2.02(a) of the LOC Reimbursement Agreement with respect to the Variable Funding Certificate. The Servicer has advised us that no portion of the amount demanded hereby has been paid out of Imputed Yield Collections or the Trust Carrying Cost Account.

     The Servicer has advised us that the amount demanded is calculated as follows:

                                             AMOUNT COLLECTED    AMOUNT COLLECTED    AMOUNT TO
                                   TOTAL           FROM                FROM          BE DRAWN
                                   AMOUNT     IMPUTED YIELD       TRUST CARRYING     UNDER THE
            SECTION                NEEDED      COLLECTIONS         COST ACCOUNT         LOC
- --------------------------------   ------    ----------------    ----------------    ---------

4.05(a).........................   $              $                   $               $
4.05(c).........................   $              $                   $               $
4.05(d).........................   $              $                   $               $
4.05(g).........................   $              $                   $               $
4.05(k).........................   $              $                   $               $
4.05(m).........................   $              $                   $               $
4.05(n).........................   $              $                   $               $

          3. The Trustee hereby demands payment  under the LOC in the amount  of
     $               and directs that such  payments be made  to its account no.
                at                   .

          4. All amounts received by the Trustee from the LOC Issuer in respect of this certificate shall be deposited in the Collection Account for disposition in accordance with Section 4.05 [(a)], [(c)], [(d)], [(g)], [(k)], [(m)] or [(n)] of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate
as of this          day of            .

                                          CHEMICAL BANK, as Trustee

                                          By  ..................................
                                                    Authorized Signatory

                                   ANNEX 2 TO
                       LETTER OF CREDIT NO.
                       CERTIFICATE FOR 'SPECIAL DRAWING'

                                                                            , 19

CREDIT SUISSE, New York Branch
One Liberty Plaza -- 5th Floor
165 Broadway
New York, New York 10006
Attn: Trade Services

                   Re: Irrevocable Letter of Credit No._____

Gentlemen:

     The undersigned, a duly authorized officer of Chemical Bank (the 'Trustee'), hereby certifies to Credit Suisse, New York Branch with reference to
irrevocable Letter of Credit No.              (the 'LOC') (any capitalized  term
used herein and riot defined shall have the meaning set forth in the LOC) issued by Credit Suisse, New York Branch, in favor of the Trustee, that:

          1.  The  Trustee  is  the  Trustee  under  the  Pooling  and Servicing
     Agreement.

          2. A Responsible Officer of the Trustee has obtained knowledge that the short-term debt rating of the LOC Issuer will be reduced, suspended or withdrawn and the Rating Agencies have not confirmed that the then current rating of the Commercial Paper will not be reduced, suspended or withdrawn by such Rating Agencies because of such reduction, suspension or withdrawal of the short-term debt rating of the LOC Issuer.

          3. The Trustee hereby demands payment  under the LOC in the amount  of
     $        , which amount equals the Available LOC Amount on the Business Day preceding the date hereof, as specified in the Daily Report or Settlement Statement delivered by the Servicer pursuant to Section 3.04 of the Pooling and Servicing Agreement (and after giving effect to any contemporaneous demand for payment under the LOC being made with respect to the related Settlement Date or Payment Date).

          4. All amounts received by the Trustee from the LOC Issuer in respect of this certificate shall be applied in accordance with Section 4.10(c) of the Pooling and Servicing Agreement.

          5.  The Trustee  directs that  such amounts  be deposited  pursuant to
     Section 4.11 of the Pooling and Servicing Agreement in Account No.       at
                                                                               .

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate
as of this day        of             , 199  .

                                          CHEMICAL BANK, as Trustee

                                          By  ..................................
                                                    Authorized Signatory

                                   ANNEX 3 TO
                       LETTER OF CREDIT NO.
                        CERTIFICATE FOR THE TERMINATION
                     OF LETTER OF CREDIT NO.

CREDIT SUISSE, New York Branch
One Liberty Plaza -- 5th Floor
165 Broadway
New York, New York 10006
Attn: Trade Services

Gentlemen:

     The undersigned, a duly authorized officer of Chemical Bank (the 'Trustee'), hereby certifies to Credit Suisse, New York Branch, with reference
to  Irrevocable Letter of Credit No.                 (the 'LOC') any capitalized
terms used herein and not defined shall have the meaning set forth in the LOC) issued by Credit Suisse, New York Branch, in favor of the Trustee, that the LOC
shall terminate on                 . Accordingly, we herewith return to you  for
cancellation on the LOC, which is terminated, as of the date hereof, pursuant to its terms.

                                          CHEMICAL BANK, as Trustee

                                          By  ..................................
                                                    Authorized Signatory

Date:

                                   ANNEX 4 TO
                       LETTER OF CREDIT NO.

                                                                            , 19

CREDIT SUISSE, New York Branch
One Liberty Plaza -- 5th Floor
165 Broadway
New York, New York 10006
Attn: Trade Services

                   Re: Irrevocable Letter of Credit No._____

Gentlemen:

     For   value  received,  the   undersigned  beneficiary  hereby  irrevocably
transfers to:

        ................................................................
                              (Name of Transferee)

        ................................................................
                                   (Address)

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the 'LOC'). The transferee has succeeded the undersigned as Trustee under the Pooling and Servicing Agreement (as defined in the LOC).

     By this transfer, all rights of the undersigned beneficiary in the LOC are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the LOC pertaining to transfers.

     The LOC is returned herewith and in accordance therewith we ask that this transfer be effective and that you cause the transfer of the LOC to our transferee or that, if so requested by the transferee, you cause the issuance of a new irrevocable LOC in favor of the transferee with provisions consistent with the LOC.

                                          Very truly yours,

                                          CHEMICAL BANK, as predecessor Trustee

                                          By  ..................................
                                                    Authorized Signatory

                                   ANNEX 5 TO
                       LETTER OF CREDIT NO.

     'Business Day' shall mean any  day other than (a)  a Saturday or a  Sunday,
(b) another day on which First Brands is closed, as set forth on the list furnished by the Servicer pursuant to Section 3.03(n) of the Pooling and Servicing Agreement or (c) another day on which banking institutions or trust companies in the State of New York generally or The City of New York, New York, are authorized or obligated by law, executive order or governmental decree to be closed.

     'CP Issuer' shall mean First Brands Commercial Inc, a Delaware corporation, or any other holder of the Variable Funding Certificate.

     'Determination Date' shall mean, with respect to any Settlement Period, the seventh day of the next calendar month or if such day is not a Business Day, the next succeeding Business Day.

     'Payment Date' shall mean with respect to any Series or the Variable Funding Certificate the date specified as such in the Supplement.

     'Pooling and Servicing Agreement' shall mean the Pooling and Servicing Agreement, dated as of May 21, 1992, by and among First Brands Funding Inc, as Transferor, First Brands Corporation, as Servicer, and Chemical Bank, as Trustee, and all amendments thereof and supplements thereto, including the Supplement.

     'Servicer' shall initially mean First Brands Corporation and thereafter any Person appointed as successor as provided in the Pooling and Servicing Agreement to service the Receivables.

     'Settlement Period' shall mean a calendar month; provided, however, that in the case of the initial Settlement Period, 'Settlement Period' shall mean the period from and including the date of issuance of this LOC to and including the last day of the calendar month in which Commercial Paper is initially issued under the Pooling and Servicing Agreement.

     'Supplement' shall mean the Variable Funding Supplement, dated as of May 21, 1992, as amended from time to time in accordance with the terms of the Pooling and Service Agreement.

     'Transferor' shall mean First Brands Funding Inc, a Delaware corporation.

     'Variable Funding Certificate' shall mean the certificate issued pursuant to Section 6.09 of the Pooling and Servicing Agreement, held by the CP Issuer and substantially in the form of Exhibit B to the Pooling and Servicing Agreement.